EXHIBIT 99.3

                                        SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                    Millions of Dollars
                                    ------------------------------------------------------------------------------------
                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------

Income (Loss) from Continuing Operations
U.S. E&P                               892     966   1,107   1,325    4,290      1,181                            1,181
International E&P                      895     963   1,181   1,105    4,144      1,372                            1,372
----------------------------------------------------------------------------   -----------------------------------------
Total E&P                            1,787   1,929   2,288   2,430    8,434      2,553                            2,553
----------------------------------------------------------------------------   -----------------------------------------

Midstream                              385      68      88     147      688        110                              110
----------------------------------------------------------------------------   -----------------------------------------

U.S. R&M                               570     936   1,096     805    3,407        297                              297
International R&M                      130     174     294     251      849         93                               93
----------------------------------------------------------------------------   -----------------------------------------
Total R&M                              700   1,110   1,390   1,056    4,256        390                              390
----------------------------------------------------------------------------   -----------------------------------------

LUKOIL Investment                      110     148     267     189      714        249                              249

Chemicals                              133      63      13     114      323        149                              149

Emerging Businesses                     (8)     (8)      -      (4)     (20)         8                                8

Corporate and Other                   (184)   (179)   (242)   (150)    (755)      (168)                            (168)

----------------------------------------------------------------------------   -----------------------------------------
Consolidated                         2,923   3,131   3,804   3,782   13,640      3,291                            3,291
============================================================================   =========================================

Cumulative Effect of Accounting Changes
U.S. E&P                                 -       -       -      (2)      (2)         -                                -
International E&P                        -       -       -      (2)      (2)         -                                -
----------------------------------------------------------------------------   -----------------------------------------
Total E&P                                -       -       -      (4)      (4)         -                                -
----------------------------------------------------------------------------   -----------------------------------------

Midstream                                -       -       -       -        -          -                                -
----------------------------------------------------------------------------   -----------------------------------------

U.S. R&M                                 -       -       -     (78)     (78)         -                                -
International R&M                        -       -       -      (5)      (5)         -                                -
----------------------------------------------------------------------------   -----------------------------------------
Total R&M                                -       -       -     (83)     (83)         -                                -
----------------------------------------------------------------------------   -----------------------------------------

LUKOIL Investment                        -       -       -       -        -          -                                -

Chemicals                                -       -       -       -        -          -                                -

Emerging Businesses                      -       -       -      (1)      (1)         -                                -

Corporate and Other                      -       -       -       -        -          -                                -

----------------------------------------------------------------------------   -----------------------------------------
Consolidated                             -       -       -     (88)     (88)         -                                -
============================================================================   =========================================

Income (Loss) from Discontinued Operations
Corporate and Other                    (11)      7      (4)    (15)     (23)         -                                -
============================================================================   =========================================


Net Income (Loss)
U.S. E&P                               892     966   1,107   1,323    4,288      1,181                            1,181
International E&P                      895     963   1,181   1,103    4,142      1,372                            1,372
----------------------------------------------------------------------------   -----------------------------------------
Total E&P                            1,787   1,929   2,288   2,426    8,430      2,553                            2,553
----------------------------------------------------------------------------   -----------------------------------------

Midstream                              385      68      88     147      688        110                              110
----------------------------------------------------------------------------   -----------------------------------------

U.S. R&M                               570     936   1,096     727    3,329        297                              297
International R&M                      130     174     294     246      844         93                               93
----------------------------------------------------------------------------   -----------------------------------------
Total R&M                              700   1,110   1,390     973    4,173        390                              390
----------------------------------------------------------------------------   -----------------------------------------

LUKOIL Investment                      110     148     267     189      714        249                              249

Chemicals                              133      63      13     114      323        149                              149

Emerging Businesses                     (8)     (8)      -      (5)     (21)         8                                8

Corporate and Other                   (195)   (172)   (246)   (165)    (778)      (168)                            (168)

----------------------------------------------------------------------------   -----------------------------------------
Consolidated                         2,912   3,138   3,800   3,679   13,529      3,291                            3,291
============================================================================   =========================================



                                 INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                    Millions of Dollars
                                    ------------------------------------------------------------------------------------
                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------

Income from Continuing Operations
  Before Income Taxes
U.S. E&P                             1,388   1,504   1,728   2,019    6,639      1,853                            1,853
International E&P                    2,020   2,152   2,567   2,550    9,289      2,862                            2,862
----------------------------------------------------------------------------   -----------------------------------------
Total E&P                            3,408   3,656   4,295   4,569   15,928      4,715                            4,715
----------------------------------------------------------------------------   -----------------------------------------

Midstream                              449     107     138     208      902        173                              173
----------------------------------------------------------------------------   -----------------------------------------

U.S. R&M                               901   1,485   1,766   1,379    5,531        512                              512
International R&M                      160     203     368     330    1,061        112                              112
----------------------------------------------------------------------------   -----------------------------------------
Total R&M                            1,061   1,688   2,134   1,709    6,592        624                              624
----------------------------------------------------------------------------   -----------------------------------------

LUKOIL Investment                      115     153     275     196      739        257                              257

Chemicals                              187      84      (3)    148      416        209                              209

Emerging Businesses                    (13)    (13)     (2)    (10)     (38)         9                                9

Corporate and Other                   (267)   (243)   (283)   (199)    (992)      (190)                            (190)

----------------------------------------------------------------------------   -----------------------------------------
Consolidated                         4,940   5,432   6,554   6,621   23,547      5,797                            5,797
============================================================================   =========================================


Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                              35.7%   35.8%   35.9%   34.4%    35.4%      36.3%                            36.3%
International E&P                     55.7%   55.3%   54.0%   56.7%    55.4%      52.1%                            52.1%
----------------------------------------------------------------------------   -----------------------------------------
Total E&P                             47.6%   47.2%   46.7%   46.8%    47.0%      45.9%                            45.9%
----------------------------------------------------------------------------   -----------------------------------------

Midstream                             14.3%   36.4%   36.2%   29.3%    23.7%      36.4%                            36.4%
----------------------------------------------------------------------------   -----------------------------------------

U.S. R&M                              36.7%   37.0%   37.9%   41.6%    38.4%      42.0%                            42.0%
International R&M                     18.8%   14.3%   20.1%   23.9%    20.0%      17.0%                            17.0%
----------------------------------------------------------------------------   -----------------------------------------
Total R&M                             34.0%   34.2%   34.9%   38.2%    35.4%      37.5%                            37.5%
----------------------------------------------------------------------------   -----------------------------------------

LUKOIL Investment                      4.3%    3.3%    2.9%    3.6%     3.4%       3.1%                             3.1%

Chemicals                             28.9%   25.0%     --    23.0%    22.4%      28.7%                            28.7%

Emerging Businesses                   38.5%   38.5%     --    60.0%    47.4%      11.1%                            11.1%

Corporate and Other                   31.1%   26.3%   14.5%   24.6%    23.9%      11.6%                            11.6%

----------------------------------------------------------------------------   -----------------------------------------
Consolidated                          40.8%   42.4%   42.0%   42.9%    42.1%      43.2%                            43.2%
============================================================================   =========================================


                        CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                    Millions of Dollars
                                    ------------------------------------------------------------------------------------
                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
U.S. E&P
Gain (loss) on asset sales              90       -       -       -       90          -                                -
Property impairments                     -       -       -       -        -          -                                -
Insurance premium adjustments            -      (5)     (4)     (8)     (17)        (2)                              (2)
Pending claims and settlements           -      15       -     (23)      (8)         -                                -
----------------------------------------------------------------------------   -----------------------------------------
  Total                                 90      10      (4)    (31)      65         (2)                              (2)
----------------------------------------------------------------------------   -----------------------------------------

International E&P
Gain (loss) on asset sales               -      15       -       -       15          -                                -
Insurance premium adjustments            -     (10)    (12)    (19)     (41)       (10)                             (10)
Canada tax law change                    -       -       -      38       38          -                                -
Pending claims and settlements           -       -       -       -        -          -                                -
----------------------------------------------------------------------------   -----------------------------------------
  Total                                  -       5     (12)     19       12        (10)                             (10)
----------------------------------------------------------------------------   -----------------------------------------

Total E&P                               90      15     (16)    (12)      77        (12)                             (12)
----------------------------------------------------------------------------   -----------------------------------------

Midstream
Property impairments                    (6)     (7)      -       -      (13)         -                                -
DEFS' sale of TEPPCO general
 partnership                           306       -       -       -      306          -                                -
----------------------------------------------------------------------------   -----------------------------------------
  Total                                300      (7)      -       -      293          -                                -
----------------------------------------------------------------------------   -----------------------------------------

U.S. R&M
Gain (loss) on asset sales              31       -       -       -       31          -                                -
Insurance premium adjustments            -      (7)     (9)    (14)     (30)        (6)                              (6)
Discontinuation of a marketing
 incentive program                       -       -     (16)      -      (16)         -                                -
Hurricanes impact on maintenance &
 repairs                                 -       -       -     (57)     (57)         -                                -
Pending claims and settlements           -       -       -       -        -          -                                -
----------------------------------------------------------------------------   -----------------------------------------
  Total                                 31      (7)    (25)    (71)     (72)        (6)                              (6)
----------------------------------------------------------------------------   -----------------------------------------

International R&M
Gain (loss) on asset sales               -      25       -       -       25          -                                -
Property impairments                     -       -       -       -        -          -                                -
Insurance premium adjustments            -       -       -       -        -         (1)                              (1)
----------------------------------------------------------------------------   -----------------------------------------
  Total                                  -      25       -       -       25         (1)                              (1)
----------------------------------------------------------------------------   -----------------------------------------

Total R&M                               31      18     (25)    (71)     (47)        (7)                              (7)
----------------------------------------------------------------------------   -----------------------------------------

LUKOIL Investment
                                         -       -       -       -        -          -                                -
----------------------------------------------------------------------------   -----------------------------------------
  Total                                  -       -       -       -        -          -                                -
----------------------------------------------------------------------------   -----------------------------------------

Chemicals
                                         -       -       -       -        -          -                                -
----------------------------------------------------------------------------   -----------------------------------------
  Total                                  -       -       -       -        -          -                                -
----------------------------------------------------------------------------   -----------------------------------------

Emerging Businesses
                                         -       -       -       -        -          -                                -
----------------------------------------------------------------------------   -----------------------------------------
  Total                                  -       -       -       -        -          -                                -
----------------------------------------------------------------------------   -----------------------------------------

Corporate and Other
Acquisition-related expenses             -       -       -       -        -         (5)                              (5)
Premium on early debt retirement        (8)      -     (42)    (42)     (92)         -                                -
Pending claims and settlements           -       -       -       -        -        (15)                             (15)
----------------------------------------------------------------------------   -----------------------------------------
  Total                                 (8)      -     (42)    (42)     (92)       (20)                             (20)
----------------------------------------------------------------------------   -----------------------------------------

Total Company                          413      26     (83)   (125)     231        (39)                             (39)
============================================================================   =========================================


                                                 CASH FLOW INFORMATION

                                                                    Millions of Dollars
                                    ------------------------------------------------------------------------------------
                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
Cash Flows from Operating Activities
  Income from continuing operations  2,923   3,131   3,804   3,782   13,640      3,291                            3,291
  DD&A and property impairments      1,063     994   1,049   1,189    4,295      1,180                            1,180
  Dry hole costs and leasehold
   impairments                         109      47      55     138      349         38                               38
  Accretion on discounted
   liabilities                          48      41      46      58      193         60                               60
  Deferred income taxes                123     369     261     348    1,101        168                              168
  Undistributed equity earnings       (805)   (414)   (463)    (92)  (1,774)       (67)                             (67)
  Net (gain) loss on asset
   dispositions                       (177)    (65)    (22)    (14)    (278)        (3)                              (3)
  Other                                (78)   (113)    192    (140)    (139)      (203)                            (203)
  Net working capital changes          888  (1,224)  1,177    (595)     246        336                              336
  Discontinued operations               (5)      2      (3)      1       (5)         -                                -
----------------------------------------------------------------------------   -----------------------------------------
Net Cash Provided by
 Operating Activities                4,089   2,768   6,096   4,675   17,628      4,800                            4,800
----------------------------------------------------------------------------   -----------------------------------------

Cash Flows from Investing Activities
  Capital expenditures and investments*:
    E&P                             (1,206) (2,337) (1,475) (1,666)  (6,684)    (2,206)                          (2,206)
    Midstream                           (1)      -    (838)      -     (839)        (1)                              (1)
    R&M                               (275)   (360)   (440)   (663)  (1,738)    (1,635)                          (1,635)
    LUKOIL Investment                 (324)   (384)   (815)   (637)  (2,160)      (612)                            (612)
    Chemicals                            -       -       -       -        -          -                                -
    Emerging Businesses                  4      (7)     (2)      -       (5)       (12)                             (12)
    Corporate and Other                (20)    (37)    (56)    (81)    (194)       (48)                             (48)
----------------------------------------------------------------------------   -----------------------------------------
      Total capital expend. &
       investments                  (1,822) (3,125) (3,626) (3,047) (11,620)    (4,514)                          (4,514)
  Acquisition of Burlington
   Resources Inc.*                       -       -       -       -        -    (14,190)                         (14,190)
  Proceeds from asset dispositions      87     221     300     160      768          5                                5
  Long-term advances to/collections
   from affiliates and other
    investments                         25       4     (58)   (135)    (164)      (115)                            (115)
  Discontinued operations                -       -       -       -        -          -                                -
----------------------------------------------------------------------------   -----------------------------------------
Net Cash Used for Investing
 Activities                         (1,710) (2,900) (3,384) (3,022) (11,016)   (18,814)                         (18,814)
----------------------------------------------------------------------------   -----------------------------------------

Cash Flows from Financing Activities
  Net issuance (repayment) of debt    (986)    (13)   (513) (1,038)  (2,550)    15,324                           15,324
  Issuance of stock                    155     108     114      25      402         40                               40
  Repurchase of stock                 (194)   (382)   (589)   (759)  (1,924)         -                                -
  Dividends                           (348)   (432)   (430)   (429)  (1,639)      (496)                            (496)
  Other                                 64      33     (10)    (60)      27        (27)                             (27)
----------------------------------------------------------------------------   -----------------------------------------
Net Cash Provided by (Used for)
  Financing Activities              (1,309)   (686) (1,428) (2,261)  (5,684)    14,841                           14,841
----------------------------------------------------------------------------   -----------------------------------------

Effect of Exchange Rate Changes        (36)    (62)    (22)     19     (101)       (33)                             (33)
----------------------------------------------------------------------------   -----------------------------------------

Net Change in Cash
 and Cash Equivalents                1,034    (880)  1,262    (589)     827        794                              794
Cash and cash equivalents
 at beginning of period              1,387   2,421   1,541   2,803    1,387      2,214                            2,214
----------------------------------------------------------------------------   -----------------------------------------
Cash and Cash Equivalents
 at End of Period                    2,421   1,541   2,803   2,214    2,214      3,008                            3,008
============================================================================   =========================================
 * Net of cash acquired.

                                                       TOTAL E&P

                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
E&P Net Income ($ Millions)          1,787   1,929   2,288   2,426    8,430      2,553                            2,553
============================================================================   =========================================

Production
Total, Including Equity Affiliates
 and Canadian Syncrude (MBOE/D)      1,600   1,537   1,521   1,590    1,562      1,610                            1,610
----------------------------------------------------------------------------   -----------------------------------------
E&P segment plus LUKOIL Investment
 segment:                            1,801   1,760   1,787   1,883    1,808      1,932                            1,932
----------------------------------------------------------------------------   -----------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated                         822     780     766     777      786        777                              777
  Equity affiliates                    120     123     124     116      121        126                              126
----------------------------------------------------------------------------   -----------------------------------------
    Total                              942     903     890     893      907        903                              903
============================================================================   =========================================
Sales of crude oil produced (MB/D)     940     932     883     916      918        913                              913
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas Liquids (MB/D)              94      80      92      99       91         97                               97
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas (MMCF/D)
  Consolidated                       3,295   3,191   3,099   3,468    3,263      3,554                            3,554
  Equity affiliates                      5       7      10       3        7         11                               11
----------------------------------------------------------------------------   -----------------------------------------
    Total                            3,300   3,198   3,109   3,471    3,270      3,565                            3,565
============================================================================   =========================================

Canadian Syncrude (MB/D)                14      21      21      20       19         16                               16
----------------------------------------------------------------------------   -----------------------------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                           49.70   53.03   63.05   59.99    56.44      63.28                            63.28
  Brent dated                        47.50   51.59   61.54   56.90    54.38      61.75                            61.75
Natural Gas ($/mmbtu)
  Henry Hub -- First of Month         6.27    6.74    8.53   13.00     8.64       9.01                             9.01
----------------------------------------------------------------------------   -----------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                       44.89   48.88   58.49   55.06    51.74      58.97                            58.97
  Equity affiliates                  30.38   36.11   45.25   38.90    37.79      43.38                            43.38
  Total                              43.15   46.93   56.64   53.05    49.87      56.63                            56.63
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas Liquids ($/bbl)          33.44   35.10   41.54   42.75    38.32      43.13                            43.13
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas ($/mcf)
  Consolidated                        5.24    5.53    6.40    7.96     6.32       7.26                             7.26
  Equity affiliates                   0.25    0.32    0.20    0.28     0.26       0.23                             0.23
  Total                               5.24    5.52    6.38    7.94     6.30       7.24                             7.24
----------------------------------------------------------------------------   -----------------------------------------

Exploration Charges ($ Millions)
  Dry Holes                             88      30      32      83      233         19                               19
  Lease Impairments                     20      18      23      55      116         19                               19
----------------------------------------------------------------------------   -----------------------------------------
    Total Non-Cash Charges             108      48      55     138      349         38                               38
  Other (G&G and Lease Rentals)         63      73      85      91      312         74                               74
----------------------------------------------------------------------------   -----------------------------------------
Total Exploration Charges              171     121     140     229      661        112                              112
============================================================================   =========================================

Depreciation, Depletion and
  Amortization (DD&A) ($ Millions)     819     755     823     915    3,312        910                              910
----------------------------------------------------------------------------   -----------------------------------------

                                                        U.S. E&P

                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
U.S. E&P Net Income ($ Millions)       892     966   1,107   1,323    4,288      1,181                            1,181
============================================================================   =========================================

 Alaska ($ Millions)                   532     572     730     718    2,552        692                              692
----------------------------------------------------------------------------   -----------------------------------------
 Lower 48 ($ Millions)                 360     394     377     605    1,736        489                              489
----------------------------------------------------------------------------   -----------------------------------------

Production
Total U.S. (MBOE/D)                    648     631     617     636      633        636                              636
----------------------------------------------------------------------------   -----------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                               309     297     281     291      294        283                              283
  Lower 48                              62      63      56      54       59         64                               64
----------------------------------------------------------------------------   -----------------------------------------
    Total                              371     360     337     345      353        347                              347
============================================================================   =========================================
Sales of crude oil produced (MB/D)     386     352     352     337      357        363                              363
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas Liquids (MB/D)*
  Alaska                                24      16      18      21       20         22                               22
  Lower 48                              27      31      30      31       30         29                               29
----------------------------------------------------------------------------   -----------------------------------------
    Total                               51      47      48      52       50         51                               51
============================================================================   =========================================
 *Includes reinjection volumes sold
  lease-to-lease:                       13       1       8      13        9         14                               14
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas (MMCF/D)
  Alaska                               185     148     173     172      169        163                              163
  Lower 48                           1,169   1,195   1,218   1,264    1,212      1,264                            1,264
----------------------------------------------------------------------------   -----------------------------------------
    Total                            1,354   1,343   1,391   1,436    1,381      1,427                            1,427
============================================================================   =========================================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                      38.93   43.92   53.30   52.34    46.95      52.92                            52.92
----------------------------------------------------------------------------   -----------------------------------------
    West Coast                       44.15   49.22   58.70   57.61    52.24      58.87                            58.87
----------------------------------------------------------------------------   -----------------------------------------
  Lower 48                           41.29   43.58   50.00   46.62    45.24      52.21                            52.21
----------------------------------------------------------------------------   -----------------------------------------
  Total U.S.                         43.69   48.21   57.31   55.86    51.09      57.70                            57.70
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas Liquids ($/bbl)
  Alaska                             44.33   49.20   57.11   57.58    51.30      58.88                            58.88
----------------------------------------------------------------------------   -----------------------------------------
  Lower 48                           30.96   31.22   39.92   42.89    36.43      38.20                            38.20
----------------------------------------------------------------------------   -----------------------------------------
  Total U.S.                         34.68   37.26   43.95   45.94    40.40      43.00                            43.00
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas ($/mcf)
  Alaska                              2.96    2.49    2.57    3.01     2.75       3.58                             3.58
----------------------------------------------------------------------------   -----------------------------------------
  Lower 48                            5.66    6.20    7.67    9.37     7.28       7.50                             7.50
----------------------------------------------------------------------------   -----------------------------------------
  Total U.S.                          5.57    6.07    7.48    9.17     7.12       7.42                             7.42
----------------------------------------------------------------------------   -----------------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                      132      96     123     118      117        128                              128
----------------------------------------------------------------------------   -----------------------------------------
  Sales price per MCF                 5.27    5.24    5.90    6.36     5.71       6.45                             6.45
----------------------------------------------------------------------------   -----------------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                             74       8      (2)      3       83          8                                8
  Lease Impairments                     10       9       9      10       38          8                                8
----------------------------------------------------------------------------   -----------------------------------------
    Total Non-Cash Charges              84      17       7      13      121         16                               16
  Other (G&G and Lease Rentals)         12      17      19       7       55         14                               14
----------------------------------------------------------------------------   -----------------------------------------
Total U.S. Exploration Charges          96      34      26      20      176         30                               30
============================================================================   =========================================
Alaska Only                             85      13      11       1      110         18                               18
----------------------------------------------------------------------------   -----------------------------------------

DD&A ($ Millions)
    Alaska                             133     134     126     142      535        132                              132
    Lower 48                           219     172     243     231      865        251                              251
----------------------------------------------------------------------------   -----------------------------------------
      Total U.S.                       352     306     369     373    1,400        383                              383
============================================================================   =========================================


                                                   INTERNATIONAL E&P

                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
International E&P
  Net Income ($ Millions)              895     963   1,181   1,103    4,142      1,372                            1,372
============================================================================   =========================================

Production
Total, Including Equity Affiliates
 and Canadian Syncrude (MBOE/D)        952     906     904     954      929        974                              974
----------------------------------------------------------------------------   -----------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                             207     195     198     188      197        188                              188
    United Kingdom                      61      60      56      62       60         62                               62
    Canada                              23      23      22      22       23         22                               22
    China                               22      25      22      23       23         25                               25
    Indonesia                           21      16      10      13       15         14                               14
    Vietnam                             27      26      30      37       29         31                               31
    Timor Sea                           36      21      38      36       33         39                               39
    Other                               54      54      53      51       53         49                               49
  Equity affiliates                    120     123     124     116      121        126                              126
----------------------------------------------------------------------------   -----------------------------------------
  Total                                571     543     553     548      554        556                              556
============================================================================   =========================================
Sales of crude oil produced (MB/D)     554     580     531     579      561        550                              550
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas Liquids (MB/D)
  Norway                                10       9      10      11        9         11                               11
  Canada                                10      10      10      10       10          9                                9
  Timor Sea                             17       9      20      19       16         20                               20
  Other                                  6       5       4       7        6          6                                6
----------------------------------------------------------------------------   -----------------------------------------
  Total                                 43      33      44      47       41         46                               46
============================================================================   =========================================

Natural Gas (MMCF/D)
  Consolidated
    Norway                             298     268     259     264      272        269                              269
    United Kingdom                     824     741     588     851      751        851                              851
    Canada                             417     422     429     430      425        424                              424
    Timor Sea                           35      35      35      33       34        144                              144
    Indonesia                          273     287     303     330      298        294                              294
    Vietnam                             18      14      20      19       18         24                               24
    Other                               76      81      74     105       84        121                              121
  Equity affiliates                      5       7      10       3        7         11                               11
----------------------------------------------------------------------------   -----------------------------------------
    Total                            1,946   1,855   1,718   2,035    1,889      2,138                            2,138
============================================================================   =========================================

Canadian Syncrude (MB/D)                14      21      21      20       19         16                               16
----------------------------------------------------------------------------   -----------------------------------------

Darwin, Australia LNG Sales (MMCF/D)     -       -       -       -        -        136                              136
----------------------------------------------------------------------------   -----------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                           45.52   50.21   60.42   56.36    53.18      61.36                            61.36
    United Kingdom                   49.47   48.02   60.83   54.87    53.13      59.13                            59.13
    Canada                           36.96   41.09   54.74   46.44    44.70      44.28                            44.28
    China                            41.51   46.95   51.89   49.86    47.85      57.90                            57.90
    Indonesia                        46.51   47.57   61.77   47.00    49.45      57.94                            57.94
    Vietnam                          47.77   53.32   58.52   52.77    53.23      62.34                            62.34
    Timor Sea                        47.99   50.90   59.03   52.90    52.95      60.37                            60.37
    Other                            44.56   50.11   60.99   57.03    52.93      62.95                            62.95
  Equity affiliates                  30.38   36.11   45.25   38.90    37.79      43.38                            43.38
  Total                              42.77   46.16   56.19   51.41    49.09      55.92                            55.92
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas Liquids ($/bbl)
  Norway                             30.63   28.20   37.29   33.81    32.45      42.55                            42.55
  Canada                             37.37   37.66   44.22   49.63    42.20      46.21                            46.21
  Timor Sea                          34.40   35.99   40.45   47.29    40.11      46.68                            46.68
  Other                              21.34   22.30   26.63   20.30    22.17      27.16                            27.16
  Total                              32.35   32.03   39.29   40.04    36.25      43.25                            43.25
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                            5.03    5.30    5.13    6.40     5.46       7.28                             7.28
    United Kingdom                    5.54    5.01    4.92    7.64     5.89       8.81                             8.81
    Canada                            5.33    6.14    7.54    9.86     7.25       6.28                             6.28
    Timor Sea                         0.52    0.52    0.56    0.61     0.55       0.67                             0.67
    Indonesia                         5.08    5.96    6.73    6.23     6.03       7.45                             7.45
    Vietnam                           1.04    1.04    1.05    1.07     1.05       1.07                             1.07
    Other                             0.70    0.59    0.66    0.72     0.67       0.82                             0.82
  Equity affiliates                   0.25    0.32    0.20    0.28     0.26       0.23                             0.23
  Total                               5.03    5.15    5.57    7.16     5.76       7.13                             7.13
----------------------------------------------------------------------------   -----------------------------------------

International Exploration Charges ($ Millions)
  Dry Holes                             14      22      34      80      150         11                               11
  Lease Impairments                     10       9      14      45       78         11                               11
----------------------------------------------------------------------------   -----------------------------------------
    Total Non-Cash Charges              24      31      48     125      228         22                               22
  Other (G&G and Lease Rentals)         51      56      66      84      257         60                               60
----------------------------------------------------------------------------   -----------------------------------------
Total International Exploration
 Charges                                75      87     114     209      485         82                               82
============================================================================   =========================================

DD&A ($ Millions)                      467     449     454     542    1,912        527                              527
----------------------------------------------------------------------------   -----------------------------------------

                                                          R&M

                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
R&M Net Income ($ Millions)            700   1,110   1,390     973    4,173        390                              390
============================================================================   =========================================

 United States ($ Millions)            570     936   1,096     727    3,329        297                              297
----------------------------------------------------------------------------   -----------------------------------------
 International ($ Millions)            130     174     294     246      844         93                               93
----------------------------------------------------------------------------   -----------------------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)  6.40    8.80   14.81    9.32     9.83       7.52                             7.52
U.S. Gulf Coast Crack Spread ($/bbl)  6.37    9.63   17.42   10.27    10.92       8.28                             8.28
U.S. Group Central Crack Spread
 ($/bbl)                              7.92   11.51   17.06   11.93    12.10       9.81                             9.81
U.S. West Coast Crack Spread ($/bbl) 19.61   22.20   26.61   16.29    21.18      18.87                            18.87
U.S. Weighted 3:2:1 Crack Spread
 ($/bbl)                              9.24   12.35   18.51   11.69    12.95      10.56                            10.56
NW Europe Crack Spread ($/bbl)       11.14   15.09   16.53   13.68    14.11      10.18                            10.18
Singapore 3:2:1 Crack Spread ($/bbl) 13.23   13.95   16.70   12.43    14.08      10.58                            10.58
U.S. Wholesale Gasoline Mktg Mrgn
 ($/bbl)                              0.16    2.20    0.42    3.98     1.69       0.93                             0.93
----------------------------------------------------------------------------   -----------------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                               10.11   11.23   14.61   12.71    12.17      10.18                            10.18
  International*                      8.26    8.79   10.44    8.73     9.07       5.01                             5.01
----------------------------------------------------------------------------   -----------------------------------------
Marketing Margin ($/bbl)
  U.S.                                0.46    2.01    0.18    2.52     1.28       0.12                             0.12
  International                       5.61    8.56    6.80    8.62     7.43       6.07                             6.07
----------------------------------------------------------------------------   -----------------------------------------
 * 2004 and first-quarter 2005 amounts restated to include equity affiliates.

DD&A ($ Millions)                      194     197     197     230      818        239                              239
----------------------------------------------------------------------------   -----------------------------------------

Turnaround Expense ($ Millions)        108     106      53      86      353        163                              163
----------------------------------------------------------------------------   -----------------------------------------

Eastern U.S.
Crude Oil Charge Input (MB/D)          403     414     409     416      410        354                              354
Total Charge Input (MB/D)              449     454     456     446      451        359                              359
Crude Oil Capacity Utilization (%)      95%     98%     97%     98%      97%        84%                              84%
Clean Product Yield (%)                 92%     88%     89%     91%      90%        90%                              90%
----------------------------------------------------------------------------   -----------------------------------------

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)          659     715     596     397      591        529                              529
Total Charge Input (MB/D)              733     835     674     467      676        587                              587
Crude Oil Capacity Utilization (%)      92%    100%     83%     55%      83%        72%                              72%
Clean Product Yield (%)                 73%     79%     80%     80%      78%        74%                              74%
----------------------------------------------------------------------------   -----------------------------------------

Central U.S.
Crude Oil Charge Input (MB/D)          538     594     620     619      594        571                              571
Total Charge Input (MB/D)              577     625     653     666      630        613                              613
Crude Oil Capacity Utilization (%)      84%     93%     97%     97%      93%        89%                              89%
Clean Product Yield (%)                 86%     84%     85%     85%      85%        84%                              84%
----------------------------------------------------------------------------   -----------------------------------------

Western U.S.
Crude Oil Charge Input (MB/D)          357     410     415     421      401        386                              386
Total Charge Input (MB/D)              382     431     439     445      425        419                              419
Crude Oil Capacity Utilization (%)      90%    101%    102%    104%     100%        94%                              94%
Clean Product Yield (%)                 80%     82%     79%     79%      80%        79%                              79%
----------------------------------------------------------------------------   -----------------------------------------

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)        1,957   2,133   2,040   1,853    1,996      1,840                            1,840
Total Charge Input (MB/D)            2,141   2,345   2,222   2,024    2,182      1,978                            1,978
Crude Oil Capacity Utilization (%)      90%     98%     93%     85%      92%        83%                              83%
Clean Product Yield (%)                 82%     83%     83%     84%      83%        81%                              81%
----------------------------------------------------------------------------   -----------------------------------------

Refined Products Production (MB/D)
Gasoline                               968   1,071   1,030     949    1,004        890                              890
Distillates                            599     655     640     583      619        538                              538
Aviation Fuel                          166     174     153     135      157        146                              146
Other                                  414     449     400     370      406        414                              414
----------------------------------------------------------------------------   -----------------------------------------
  Total                              2,147   2,349   2,223   2,037    2,186      1,988                            1,988
============================================================================   =========================================

Petroleum Products Sales (MB/D)
Gasoline                             1,302   1,426   1,397   1,368    1,374      1,258                            1,258
Distillates                            642     680     725     653      675        626                              626
Aviation Fuel                          198     214     203     189      201        187                              187
Other                                  461     566     526     521      519        517                              517
----------------------------------------------------------------------------   -----------------------------------------
  Total                              2,603   2,886   2,851   2,731    2,769      2,588                            2,588
============================================================================   =========================================


                                                    R&M (continued)

                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
International - Consolidated*
Crude Oil Charge Input (MB/D)          294     259     289     291      283        357                              357
Total Charge Input (MB/D)              307     266     305     310      297        369                              369
Crude Oil Capacity Utilization (%)     101%     89%     99%    100%      97%        94%                              94%
Clean Product Yield (%)                 79%     76%     82%     82%      80%        71%                              71%
----------------------------------------------------------------------------   -----------------------------------------

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)          134     143     142     144      141        133                              133
Total Charge Input (MB/D)              137     147     145     145      144        137                              137
Crude Oil Capacity Utilization (%)      98%    105%    105%    106%     103%        94%                              94%
Clean Product Yield (%)                 83%     82%     80%     83%      82%        82%                              82%
----------------------------------------------------------------------------   -----------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)          428     402     431     435      424        490                              490
Total Charge Input (MB/D)              444     413     450     455      441        506                              506
Crude Oil Capacity Utilization (%)     100%     94%    101%    102%      99%        94%                              94%
Clean Product Yield (%)                 80%     78%     81%     82%      80%        74%                              74%
----------------------------------------------------------------------------   -----------------------------------------

Refined Products Production (MB/D)
Gasoline                               141     115     143     152      138        142                              142
Distillates                            186     178     191     191      186        215                              215
Aviation Fuel                           21      21      24      24       22         13                               13
Other                                   95      96      90      91       93        130                              130
----------------------------------------------------------------------------   -----------------------------------------
  Total                                443     410     448     458      439        500                              500
============================================================================   =========================================

Petroleum Products Sales (MB/D)
Gasoline                               185     176     178     175      178        171                              171
Distillates                            221     212     216     224      218        262                              262
Aviation Fuel                            7      10      12       8        9          7                                7
Other                                   82      79      64      83       77        109                              109
----------------------------------------------------------------------------   -----------------------------------------
  Total                                495     477     470     490      482        549                              549
============================================================================   =========================================


Worldwide - Including Net Share of Equity
 Affiliates
Crude Oil Charge Input (MB/D)        2,385   2,535   2,471   2,288    2,420      2,330                            2,330
Total Charge Input (MB/D)            2,585   2,758   2,672   2,479    2,623      2,484                            2,484
Crude Oil Capacity Utilization (%)      92%     97%     95%     88%      93%        85%                              85%
Clean Product Yield (%)                 82%     82%     83%     84%      82%        79%                              79%
----------------------------------------------------------------------------   -----------------------------------------

Refined Products Production (MB/D)
Gasoline                             1,109   1,186   1,173   1,101    1,142      1,032                            1,032
Distillates                            785     833     831     774      805        753                              753
Aviation Fuel                          187     195     177     159      179        159                              159
Other                                  509     545     490     461      499        544                              544
----------------------------------------------------------------------------   -----------------------------------------
  Total                              2,590   2,759   2,671   2,495    2,625      2,488                            2,488
============================================================================   =========================================

Petroleum Products Sales (MB/D)
Gasoline                             1,487   1,602   1,575   1,543    1,552      1,429                            1,429
Distillates                            863     892     941     877      893        888                              888
Aviation Fuel                          205     224     215     197      210        194                              194
Other                                  543     645     590     604      596        626                              626
----------------------------------------------------------------------------   -----------------------------------------
  Total                              3,098   3,363   3,321   3,221    3,251      3,137                            3,137
============================================================================   =========================================
 * Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and, effective March 1,
   2006, our Wilhelmshaven refinery in Germany.
 ** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany;  16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery in Melaka, Malaysia.


                                                   LUKOIL INVESTMENT

                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
LUKOIL Investment
  Net Income ($ Millions)              110     148     267     189      714        249                              249
============================================================================   =========================================

Upstream
Production*
Net crude oil production (MB/D)        190     215     253     281      235        306                              306
Net natural gas production (MMCF/D)     67      50      79      72       67         98                               98
BOE Total (MBOE/D)                     201     223     266     293      246        322                              322
----------------------------------------------------------------------------   -----------------------------------------
 * Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
  Urals crude (CIF Mediterranean)    43.21   48.49   57.39   54.07    50.87      58.25                            58.25
----------------------------------------------------------------------------   -----------------------------------------

Downstream
Refinery Throughput*
Crude Processed (MB/D)                  92     101     138     156      122        163                              163
----------------------------------------------------------------------------   -----------------------------------------
 * Represents our estimated net share of LUKOIL's crude processed.


                                                       MIDSTREAM

                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
Midstream Net Income ($ Millions)      385      68      88     147      688        110                              110
============================================================================   =========================================

U.S. Equity Affiliate ($ Millions)*    359      51      76     105      591         93                               93
----------------------------------------------------------------------------   -----------------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                         23      21      23      22       22         23                               23
  International                         53      44       5       -       25          -                                -
Equity Affiliates
  United States*                       110     112     171     172      142        178                              178
  International                          6       6       6       6        6          6                                6
----------------------------------------------------------------------------   -----------------------------------------
Total                                  192     183     205     200      195        207                              207
============================================================================   =========================================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS), through June 30, 2005, and 50 percent interest beginning in July 2005.

Natural Gas Liquids Fractionated (MB/D)
United States*                         149     131     123     127      132        141                              141
International                           64      55      15      10       36         11                               11
----------------------------------------------------------------------------   -----------------------------------------
Total                                  213     186     138     137      168        152                              152
============================================================================   =========================================
 * Excludes DEFS.

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                       31.95   32.49   39.60   42.70    36.68      37.64                            37.64
  DEFS                               30.61   31.33   38.31   41.84    35.52      37.29                            37.29
----------------------------------------------------------------------------   -----------------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.


DD&A ($ Millions)                        9       8       7       8       32          7                                7
----------------------------------------------------------------------------   -----------------------------------------



                                                       CHEMICALS

                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
Chemicals
  Net Income (Loss) ($ Millions)       133      63      13     114      323        149                              149
============================================================================   =========================================

Industry Margins (Cents/Lb)*
Ethylene industry cash margin        18.11   12.76    8.78   21.06    15.18      20.48                            20.48
HDPE industry contract sales margin  12.09   12.01    8.16   12.90    11.29      15.91                            15.91
Styrene industry contract sales
 margin                              13.91   13.63   12.44   12.31    13.07      12.52                            12.52
----------------------------------------------------------------------------   -----------------------------------------
* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.




                                                  EMERGING BUSINESSES

                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)        (8)     (8)      -      (5)     (21)         8                                8
============================================================================   =========================================

Detail of Net Income (Loss) ($ Millions)
Technology Solutions                    (2)     (4)     (5)     (5)     (16)       (12)                             (12)
Gas-to-Liquids                          (7)     (7)     (4)     (5)     (23)        (4)                              (4)
Power                                    2       9      17      15       43         31                               31
Other                                   (1)     (6)     (8)    (10)     (25)        (7)                              (7)
----------------------------------------------------------------------------   -----------------------------------------
Total                                   (8)     (8)      -      (5)     (21)         8                                8
============================================================================   =========================================


                                                  CORPORATE AND OTHER

                                                     2005                                        2006
                                    ----------------------------------------   -----------------------------------------
                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                    ----------------------------------------   -----------------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)      (195)   (172)   (246)   (165)    (778)      (168)                            (168)
============================================================================   =========================================


Detail of Net Income (Loss) ($ Millions)
Net interest expense                  (101)    (84)   (123)   (114)    (422)       (77)                             (77)
Corporate overhead                     (58)    (46)    (64)    (15)    (183)       (26)                             (26)
Discontinued operations                (11)      7      (4)    (15)     (23)         -                                -
Acquisition-related expenses             -       -       -       -        -         (5)                              (5)
Accounting change                        -       -       -       -        -          -                                -
Other                                  (25)    (49)    (55)    (21)    (150)       (60)                             (60)
----------------------------------------------------------------------------   -----------------------------------------
Total                                 (195)   (172)   (246)   (165)    (778)      (168)                            (168)
============================================================================   =========================================


Before-Tax Net Interest Expense ($
 Millions)
Interest expense                      (226)   (219)   (223)   (224)    (892)      (226)                            (226)
Capitalized interest                    88      91     102     114      395        111                              111
Interest revenue                        25      24      28      36      113         30                               30
Receivables monetization related        (1)      -       -       -       (1)         -                                -
Premium on early debt retirement        (9)      -     (50)    (51)    (110)         -                                -
----------------------------------------------------------------------------   -----------------------------------------
                                      (123)   (104)   (143)   (125)    (495)       (85)                             (85)
============================================================================   =========================================

Debt
Total Debt ($ Millions)             14,012  14,013  13,497  12,516   12,516     32,193                           32,193
Debt-to-Capital Ratio                   23%     22%     21%     19%      19%        30%                              30%
----------------------------------------------------------------------------   -----------------------------------------